Exhibit 99.1

[Lions Gate Entertainment Corp. Letterhead]

LIONS GATE ENTERTAINMENT REPORTS REVENUES OF $842.6
MILLION, FREE CASH FLOW OF $93.0 MILLION AND
ADJUSTED EBITDA OF $60.8 MILLION FOR FISCAL YEAR 2005

Company Reports Net Income of $20.3 Million And
Adjusted Net Income of $37.8 Million

Management To Provide Fiscal 2006 Guidance On Analyst Call
Thursday, June 30, 2005 At 9:00 AM EDT/6:00 A.M. PDT

     SANTA MONICA, CA, and NORTH VANCOUVER, BC, June 29, 2005 – Lions Gate Entertainment (NYSE and TSX: LGF) today reported revenues of $842.6 million for fiscal 2005 (fiscal year ended March 31, 2005), an increase of 124.2% compared to $375.9 million in fiscal 2004. The Company posted free cash flow of $93.0 million for fiscal 2005 compared to negative $117.3 million in the prior fiscal year.

     Lions Gate also reported adjusted EBITDA (earnings before interest, interest rate swaps mark-to-market, income tax provisions, depreciation, minority interests, and adjusted for stock appreciation rights expense and write-down of other assets) of $60.8 million for fiscal 2005 compared to adjusted negative EBITDA of $62.1 million in fiscal 2004.

     Adjusted EBITDA in fiscal 2005 excluded $7.9 million in stock appreciation rights expense (SARS). Adjusted EBITDA in fiscal 2004 excluded $0.9 million in SARS and $11.7 million in write-down of other assets.

     The Company reported net income of $20.3 million in fiscal 2005, or basic net income per share of $0.21 on 97.6 million weighted average common shares outstanding, compared to a net loss of $92.1 million in fiscal 2004, or basic net loss per share of $1.35 on 70.7 million weighted average common shares outstanding. The Company reported adjusted net income of $37.8 million in fiscal 2005, or adjusted basic net income per share of $0.38 on 97.6 million weighted average common shares outstanding. This compared to an adjusted net loss of $77.5 million for the prior fiscal year, or adjusted basic net loss per share of $1.14 on 70.7 million weighted average common shares outstanding.

     Adjusted net income in fiscal 2005 excluded $7.9 million in SARS, $3.4 million in non-cash write-off of deferred financing fees on the term loan repaid and $6.3 million in pre-acquisition non-cash tax charges due to the use of pre-acquisition NOL carryforwards. Adjusted net income in fiscal 2004 excluded $0.9 million in SARS, $11.7 million in write-down of other assets and $2.0 million in non-cash write-off of deferred financing fees on the credit facility repaid.

     “As anticipated, we had a strong fiscal 2005,” said Lions Gate Chief Executive Officer Jon Feltheimer. “We exceeded our beginning of the year goals for revenue, free cash flow and adjusted net income, and continued to strengthen our balance sheet, ending the year in a strong cash position. We have built a foundation for sustainable growth through the creation and exploitation of new franchises, businesses, markets and platforms. The consistent and predictable nature of our current operations gives us the confidence and visibility that we will continue to throw off significant and sustainable free cash flow through fiscal 2007 and beyond.”

     Lions Gate achieved significant increases throughout all of its major core businesses. Driven by a string of theatrical hit films including SAW, THE PUNISHER, DIARY OF A MAD BLACK WOMAN, OPEN WATER and FAHRENHEIT 9/11, theatrical revenue of $142.8 million in fiscal 2005 increased 362.1% compared to $30.9 million in fiscal 2004 as the Company achieved domestic box office gross of more than $300 million on its feature film releases.

     Propelled by key titles such as SAW, THE PUNISHER, BARBIE AS THE PRINCESS AND THE PAUPER, OPEN WATER, GODSEND, DIRTY DANCING: HAVANA NIGHTS, BARBIE FAIRYTOPIA, THE COOKOUT, THE COOLER and GIRL WITH A PEARL EARRING, home entertainment revenue increased 108.3% to $465.3 million in fiscal 2005 from $223.4 million in fiscal 2004.

     Television production revenue of $82.8 million in fiscal 2005 increased by 36.4% from $60.7 million in fiscal 2004, led by deliveries of the one-hour drama series THE DEAD ZONE and MISSING, the television miniseries FIVE DAYS TO MIDNIGHT and television movies FRANKENSTEIN, WIDOW ON THE HILL, BABY FOR SALE, INFIDELITY and BRAVE NEW GIRL. THE DEAD ZONE (USA Network) and MISSING (Lifetime) have debuted with strong ratings in their fourth and third seasons, respectively, and Lions Gate Television is launching three additional new television series, including THE CUT for CBS, the half-hour comedy WEEDS for Showtime and WILDFIRE for ABC Family.

     Lions Gate created three new franchises during the year. The Company is preparing a sequel for THE PUNISHER, produced in conjunction with Marvel Entertainment ™ and based on the popular Marvel character. Lions Gate intends to establish SAW as a Halloween fixture with the planned October 2005 release of SAW 2. The Company also continues to build on its Tyler Perry relationship, launching the theatrical hit DIARY OF A MAD BLACK WOMAN and several DVD’s of his popular stage plays to the video retail market on June 28th and planning the February 24, 2006 release of Perry’s next feature film, TYLER PERRY’S MADEA’S FAMILY REUNION.

     The Company also noted that it enters fiscal 2006 with a solid filmed entertainment backlog of $100.3 million and kicked off the new fiscal year with the theatrical box office hit CRASH.

     Lions Gate senior management will hold its analyst and investor conference call to discuss its fiscal 2005 full year and fourth quarter financial results at 9:00 A.M. EDT/6:00 A.M. PDT Thursday, June 30, and will also provide guidance for fiscal 2006 at that time.

     Interested parties may participate live in the conference call by calling 1-888-428-4478 (1-612-332-0228 outside the U.S. and Canada). A full digital replay will be available from Thursday morning, June 30, through Friday, July 8, by dialing 1-800-475-6701 (1-320-365-3844 outside the U.S. and Canada) and using access code #781830.

     Lions Gate is the premier independent producer and distributor of motion pictures, television programming, home entertainment, family entertainment and video-on-demand content. Its prestigious and prolific library is one of the largest in the entertainment industry. The Lions Gate brand name is synonymous with original, daring, quality entertainment in markets around the world.

www.lgf.com
*    *    *    *    *

     For further information, please contact:

     Peter D. Wilkes
     310-255-3726
     pwilkes@lgf.com

     The matters discussed in this press release include forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially and adversely from those described in the forward-looking statements as a result of various important factors, including risk factors as set forth in Lions Gate’s Form 8-K filed with the Securities and Exchange Commission on June 29, 2005. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.

LIONS GATE ENTERTAINMENT CORP.

CONSOLIDATED BALANCE SHEETS

	March 31,	March 31,
	2005	2004
	(Amounts in thousands,
	except share
	amounts)
ASSETS
Cash and cash equivalents	$112,839	$7,089
Restricted cash	2,913	—
Accounts receivable, net of reserve for video returns of $58,449 (March 31, 2004 — $46,985) and provision for doubtful accounts of $6,102 (March 31, 2004 — $11,702)	150,019	129,245
Investment in films and television programs	367,376	406,170
Property and equipment	30,842	29,661
Goodwill	161,182	166,804
Other assets	29,458	23,714

	$854,629	$762,683

LIABILITIES
Bank loans	$1,162	$326,174
Accounts payable and accrued liabilities	134,200	129,724
Film obligations	130,770	114,068
Subordinated notes	390,000	65,000
Mortgages payable	18,640	19,041
Deferred revenue	62,459	38,932
Minority interests	259	135

	737,490	693,074

Commitments and Contingencies
SHAREHOLDERS’ EQUITY
Common shares, no par value, 500,000,000 shares authorized, 101,843,708 at March 31, 2005 and 93,615,896 at March 31, 2004 shares issued and outstanding	305,662	280,501
Series B preferred shares (10 shares issued and outstanding)	—	—
Accumulated deficit	(183,226)	(203,507)
Accumulated other comprehensive loss	(5,297)	(7,385)

	117,139	69,609

	$854,629	$762,683

LIONS GATE ENTERTAINMENT CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended	Year Ended	Year Ended
	March 31, 2005	March 31, 2004	March 31, 2003
	(Amounts in thousands,
	except per share amounts)
Revenues	$842,586	$375,910	$264,914
Expenses:
Direct operating	355,922	181,298	133,922
Distribution and marketing	364,281	207,045	87,403
General and administration	69,460	42,826	29,267
Severance and relocation costs	—	5,575	—
Write-down of other assets	—	11,686	—
Depreciation	3,159	3,198	1,846

Total expenses	792,822	451,628	252,438

Operating income (loss)	49,764	(75,718)	12,476

Other expenses (income):
Interest	23,140	14,042	8,934
Interest rate swaps mark-to-market	(2,752)	(206)	3,163
Other income	(159)	—	—
Minority interests	107	—	—

Total other expenses, net	20,336	13,836	12,097

Income (loss) before items related to equity method investees and income taxes	29,428	(89,554)	379
Gain on sale of equity interests	—	—	(2,131)
Equity interests	200	2,169	2,112

Income (loss) before income taxes	29,228	(91,723)	398
Income tax provision	8,947	373	1,821

Net income (loss)	20,281	(92,096)	(1,423)
Modification of warrants	—	(2,031)	—
Dividends on Series A preferred shares	—	(387)	(1,584)
Accretion and amortization on Series A preferred shares	—	(643)	(1,383)

Net income (loss) available to common shareholders	$20,281	$(95,157)	$(4,390)

Income (loss) per common share:
Basic income (loss) per common share	$0.21	$(1.35)	$(0.10)

Diluted income (loss) per common share	$0.20	$(1.35)	$(0.10)

Weighted average number of common shares outstanding:
Basic	97,610	70,656	43,232
Diluted	103,375	70,656	43,232

LIONS GATE ENTERTAINMENT CORP.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY

						Accumulated
			Series B			Other
	Common Shares		Preferred Shares		Accumulated	Comprehensive
	Number	Amount	Number	Amount	Deficit	Loss	Total
	(Amounts in thousands, except share amounts)
Balance at March 31, 2002	43,231,921	$159,549	10	$—	$(103,960)	$(7,856)	$47,733
Net loss available to common shareholders					(4,390)		(4,390)
Foreign currency translation adjustments						62	62
Net unrealized gain on foreign exchange contracts						227	227

Balance at March 31, 2003	43,231,921	159,549	10	—	(108,350)	(7,567)	43,632
Issuance of common shares	44,951,056	103,176					103,176
Exercise of stock options	955,562	2,609					2,609
Exercise of warrants	275,400	1,377					1,377
Modification of stock options	—	1,740					1,740
Modification of warrants	—	2,031					2,031
Redemption of Series A preferred shares	—	566					566
Conversion of Series A preferred shares	4,201,957	9,453					9,453
Net loss available to common shareholders					(95,157)		(95,157)
Foreign currency translation adjustments						(440)	(440)
Net unrealized gain on foreign exchange contracts						622	622

Balance at March 31, 2004	93,615,896	280,501	10	—	(203,507)	(7,385)	69,609
Exercise of stock options	4,991,141	13,871					13,871
Exercise of warrants	3,220,867	10,842					10,842
Issued to directors for services	15,804	137					137
Modification of stock options	—	311					311
Net income available to common shareholders					20,281		20,281
Foreign currency translation adjustments						2,374	2,374
Net unrealized loss on foreign exchange contracts						(286)	(286)

Balance at March 31, 2005	101,843,708	$305,662	10	$—	$(183,226)	$(5,297)	$117,139

LIONS GATE ENTERTAINMENT CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended	Year Ended	Year Ended
	March 31, 2005	March 31, 2004	March 31, 2003
	(Amounts in thousands)
OPERATING ACTIVITIES:
Net income (loss)	$20,281	$(92,096)	$(1,423)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation of property and equipment	3,159	3,198	1,846
Amortization and write-off of deferred financing costs	6,945	4,073	1,572
Amortization of films and television programs	213,346	136,082	106,435
Amortization of intangible assets	2,192	—	—
Non-cash stock-based compensation	448	1,740	—
Deferred income taxes	6,283	—	—
Relocation costs	—	2,131	—
Write-down of other assets	—	11,686	—
Interest rate swaps mark-to-market	(2,752)	(206)	3,163
Gain on disposition of assets	(666)	—	—
Minority interests	107	—	—
Gain on sale of equity interests	—	—	(2,131)
Equity interests	200	2,169	2,112
Changes in operating assets and liabilities, excluding the effects of acquisitions:
Increase in restricted cash	(2,913)	—	—
Accounts receivable, net	(21,284)	(17,249)	19,465
Increase in investment in films and television programs	(171,272)	(192,098)	(128,640)
Other assets	(2,395)	6,913	(7,765)
Accounts payable and accrued liabilities	4,335	12,170	(7,297)
Film obligations	15,594	1,818	26,015
Deferred revenue	23,888	3,258	4,138

NET CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES	95,496	(116,411)	17,490

INVESTING ACTIVITIES:
Cash received from disposition of assets, net	1,172	—	—
Cash received from investment in Mandalay Pictures, LLC	—	—	6,634
Acquisition of Artisan Entertainment Inc., net of cash acquired	—	(148,870)	—
Purchases of property and equipment	(2,484)	(860)	(1,794)

NET CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES	(1,312)	(149,730)	4,840

FINANCING ACTIVITIES:
Issuance of common shares	24,713	107,162	—
Redemption of Series A preferred shares	—	(18,090)	—
Dividends paid on Series A preferred shares	—	(387)	(1,584)
Financing fees	(1,612)	(11,402)	(166)
Increase in subordinated notes, net of issue costs	314,822	56,347	—
Increase (decrease) in bank loans	(325,111)	143,033	(16,069)
Proceeds from production loans	—	505	9,564
Repayment of production loans	—	(1,778)	(13,782)
Proceeds from mortgages payable	—	16,148	3,742
Repayment of mortgages payable	(1,894)	(24,367)	(4,553)

NET CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES	10,918	267,171	(22,848)

NET CHANGE IN CASH AND CASH EQUIVALENTS	105,102	1,030	(518)
FOREIGN EXCHANGE EFFECT ON CASH	648	(792)	859
CASH AND CASH EQUIVALENTS — BEGINNING OF YEAR	7,089	6,851	6,510

CASH AND CASH EQUIVALENTS — END OF YEAR	$112,839	$7,089	$6,851

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF EBITDA TO NET INCOME (LOSS)

	Year Ended	Year Ended	Year Ended
	March 31,	March 31,	March 31,
	2005	2004	2003
	(Amounts in thousands)
EBITDA, as defined	$52,882	$(74,689)	$14,341
Depreciation	(3,159)	(3,198)	(1,846)
Interest	(23,140)	(14,042)	(8,934)
Interest rate swaps mark-to-market	2,752	206	(3,163)
Minority interests	(107)	—	—
Income tax provision	(8,947)	(373)	(1,821)

Net Income (Loss)	$20,281	$(92,096)	$(1,423)

EBITDA is defined as earnings before interest, interest rate swaps mark-to-market, income tax provision, depreciation and minority interests.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME (LOSS)

	Year Ended	Year Ended
	March 31,	March 31,
	2005	2004
	(Amounts in thousands)
Net Income (Loss)	$20,281	$(92,096)
Stock appreciation rights expense	7,927	938
Write-down of other assets	—	11,686
Write-off of deferred financing costs	3,354	2,017
Non-cash tax charge for the use of pre-acquisition net operating losses	6,283	—

Adjusted Net Income (Loss), as defined	$37,845	$(77,455)

Adjusted net income (loss) is defined as net income (loss) before stock appreciation rights expense, write-down of other assets, write-off of deferred financing costs and non-cash tax charges for the use of pre-acquisition net operating losses.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF BASIC INCOME (LOSS) PER COMMON SHARE TO ADJUSTED BASIC
INCOME (LOSS) PER COMMON SHARE

	Year Ended	Year Ended
	March 31,	March 31,
	2005	2004

Basic Income (Loss) Per Common Share	$0.21	$(1.35)
Stock appreciation rights expense per share	0.08	0.01
Write-down of other assets per share	—	0.17
Write-off of deferred financing costs per share	0.03	0.03
Non-cash tax charges for the use of pre-acquisition net operating losses per share	0.06	—

Adjusted Basic Income (Loss) Per Common Share, as defined	$0.38	$(1.14)

Adjusted basic net income (loss) per common share is defined as basic net income (loss) per common share before stock appreciation rights expense per share, write-down of other assets per share, write-off of deferred financing costs per share and non-cash tax charges for the use of pre-acquisition net operating losses per share.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF ADJUSTED EBITDA TO NET INCOME (LOSS)

	Year Ended	Year Ended
	March 31,	March 31,
	2005	2004
	(Amounts in thousands)
Adjusted EBITDA, as defined	$60,809	$(62,065)
Depreciation	(3,159)	(3,198)
Interest	(23,140)	(14,042)
Interest rate swaps mark-to-market	2,752	206
Minority interests	(107)	—
Income tax provision	(8,947)	(373)
Stock appreciation rights expense	(7,927)	(938)
Write-down of other assets	—	(11,686)

Net Income (Loss)	$20,281	$(92,096)

Adjusted EBITDA is defined as earnings before interest, interest rate swaps mark-to-market, income tax provision, depreciation, minority interests, adjusted for stock appreciation rights expense and write-down of other assets.

LIONS GATE ENTERTAINMENT CORP.

RECONCILIATION OF NET CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES TO FREE
CASH FLOW FROM OPERATIONS (AFTER DEBT SERVICE)

	Year	Year
	Ended	Ended
	March 31,	March 31,
	2005	2004
	(Amounts in thousands)

Net Cash Flows Provided By (Used In) Operating Activities	$95,496	$(116,411)
Purchases of property and equipment	(2,484)	(860)

Free Cash Flow From Operations (after debt service), as defined	$93,012	$(117,271)

     Free cash flow is defined as cash flows provided by (used in) operating activities less purchases of property and equipment.